UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



Date of report (Date of earliest event reported): June 1, 2005
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                            Capital Solutions I, Inc.
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             (Exact Name of Registrant as Specified in Its Charter)


Delaware                                0-9879               13-2648442
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(State or Other Jurisdiction            (Commission         (IRS Employer
of Incorporation)                       File number)         Identification No.)

6915 Red Road,    Suite 222,         Coral Gables,     Florida          33143
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(Address of Principal Executive Offices)                             (Zip Code)

Registrant's telephone number, including area code: (305) 666-6565
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          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(C) under the Exchange
    Act (17 CFR 240.13e-4(c))

Section 8 - Other Events

         Item 8.01. Other Events

         (a) Change of Transfer Agent

On June 1, 2005, we changed the transfer agent for our shares of beneficial interest from Corporate Stock Transfer, 3200 Cherry Creek Drive South, Suite 430, Denver, CO 80209 to 1st Global Stock Transfer, LLC, 7361 Prairie Falcon Road, Suite 110, Las Vegas, NV 89128. 1st Global now serves as our transfer agent.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            Capital Solutions I, Inc.


Date: June 1, 2005                          By:/s/ Christopher Astrom
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                                               Christopher Astrom, President



































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